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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of report (date of earliest event reported): June 14, 2002




                           NATIONAL ENERGY GROUP, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                      0-19136                              58-1922764
(State of incorporation)      (Commission file number)       (I.R.S. employer identification number)


            4925 GREENVILLE AVENUE
            1400 ONE ENERGY SQUARE                                            75206
                DALLAS, TEXAS
   (Address of principal executive offices)                                (Zip code)


                                 (214) 692-9211
               (Registrant's Telephone Number including Area Code)


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ITEM 5.

         At the Company's Annual Meeting of Shareholders held on June 6, 2002, the Company's shareholders voted to amend the Company's Amended and Restated Certificate of Incorporation to effect a reduction in the aggregate number of shares of common stock the Company is authorized to issue from 100,000,000 to 15,000,000 shares. A copy of such amendment, as filed with the Delaware Secretary of State, is filed herewith as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

3.1 Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company filed with the Delaware Secretary of State on June 12, 2002.

3.2 Certificate of Correction to the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company filed with the Delaware Secretary of State on June 14, 2002.



                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NATIONAL ENERGY GROUP, INC.


Date: June 14, 2002                   By:  /s/ PHILIP D. DEVLIN
                                         ---------------------------------------
                                      Name:       Philip D. Devlin
                                           -------------------------------------
                                      Title:      Secretary
                                            ------------------------------------




                                       3
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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                DESCRIPTION
-------                               -----------
3.1      Certificate of Amendment to the Amended and Restated Certificate of
         Incorporation of the Company filed with the Delaware Secretary of State on June 12, 2002.

3.2 Certificate of Correction to the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company filed with the Delaware Secretary of State on June 14, 2002.